General Motors Company Q3 2010 Results November 10, 2010 Exhibit 99.1

Forward Looking Statements

In this presentation and in related comments by our management, our use of the words “expect,” “anticipate,” “possible,” “potential,” “target,” “believe,”
“commit,” “intend,” “continue,” “may,” “would,” “could,” “should,” “project,”
“projected,” “positioned” or similar expressions is intended to identify forward looking statements that represent our current judgment about possible future events. We believe these judgments are reasonable, but these statements are not guarantees of any events or financial results, and our actual results may differ materially due to a variety of important factors. Among other items, such factors might include:  our ability to realize production efficiencies and to achieve reductions in costs as a result of our restructuring initiatives and labor modifications; our ability to maintain quality control over our vehicles and avoid material vehicle recalls; our ability to maintain adequate liquidity and financing sources and an appropriate level of debt, including as required to fund our planning significant investment in new technology; our ability to realize successful vehicle applications of new technology; and our ability to continue to attract new customers, particularly for our new products

GM's most recent annual report on Form 10-K and quarterly report on Form
10-Q provides information about these and other factors, which we may revise or supplement in future reports to the SEC.

Q1
2010
Q2
2010
Q3
2010
GAAP
Net Revenue ($B) 31.5 33.2 34.1
Operating Income ($B) 1.2 1.8 1.9
Net Income Attr. Common
Stockholders ($B)
0.9 1.3 2.0
EPS – Diluted ($/Share) 0.55 0.85 1.20
Non- GAAP
EBIT - Adj.  ($B) 1.7 2.0 2.3
Free Cash Flow ($B) 1.0 2.8 1.4
Summary of Q3 2010 Results

Q3 Operating Income Walk to EBIT - Adj.

($ B)
Q3
2010
Operating Income 1.9
Equity Income 0.4
Non-Controlling Interests (0.1)
Non-Operating Income 0.1
Earnings Before Interest & Taxes (EBIT) 2.3
Less Adjustments 0.0
EBIT- Adj. 2.3

2.1
(0.6)
0.6
0.1
2.3
0.0
2.3
GMNA
GME
GMIO
Corp. / Elims
EBIT
Less Adjustments*
EBIT - Adj.

Q3 2010 EBIT & EBIT - Adj. 4 ($B) * Included in Earnings Before Interest and Taxes (EBIT) Note: Results may not foot due to rounding

2,200
1,600
1,000
1,999
2,155
2,065
Q1 2010
Q2 2010
Q3 2010

Q3 2010 Global Deliveries

(000’s)
Global Share 11.0% 11.6% 11.5%
GM deliveries & market share include vehicles sold around the world under GM and JV brands, and through GM branded distribution network

Q3 2010 GMNA Deliveries 6 (000’s) GMNA Share 17.8% 18.7% 17.7% U.S. Share 18.4% 19.4% 18.3% U.S. 4 Brand Share 18.1% 19.3% 18.3% Discontinued Brands Chevy, Buick, GMC, Cadillac 564 716 661

22%
20%
18%
16%
14%
12%
10%
8%
6%
5,500
5,000
4,500
4,000
3,500
3,000
2,500
Q3 2009
Q4 2009
Q1 2010
Q2 2010
Q3 2010

Key GMNA Performance Indicators

Avg. U.S. Retail Incentive, as % of ATP
GM
(4-Brand) %
14.0 12.2 12.5 13.3 12.2 12.0 10.3 9.7 9.3 9.9 11.2 11.7 12.6 10.7 9.6 9.5
GM vs. Ind.
(GM % / Ind. %)
1.23 1.23 1.31 1.40 1.29 1.20 1.06 0.93 0.85 0.95 1.03 1.10 1.12 1.01 0.95 1.01
Share
$/Unit
U.S. 4-Brand Share
U.S. Total Share Avg. GM U.S. Retail
Incentive (4-Brands)
Note:  Incentive & ATP Information Based on J.D. Power and Associates Power Information Network data
* October incentives as of the October 24
th
.
Oct
2010*

Q3 2010 GMNA Net Revenue 8 ($B) GMNA Production (000’s) 668 731 707 U.S. Dealer Inv (000’s) 428 438 478

($B)
3.0
2.0
1.0
0.0
(1.0)
1.2
1.6
2.1
Q1 2010
Q2 2010
Q3 2010

Q3 2010 GMNA Earnings Before Interest & Taxes 9 ($B)

1.6
0.3
0.6
0.0
(0.4)
2.1
Volume/Mix
Price
Cost
Other

GMNA EBIT – Q2 2010 vs. Q3 2010 ($B) Q2 2010 EBIT Q3 2010 EBIT $0.5B Improvement 10

800
400
0
404
106
298
443
128
315
391
118
273
Q1 2010
Q2 2010
Q3 2010

Q3 2010 GME Deliveries

(000’s)
GME Share 8.5% 8.8% 8.9%
Germany Share 8.2% 8.0% 8.5%
U.K. Share 12.0% 13.8% 12.6%
Chevrolet
GME Excl.
Chevrolet
GME deliveries and market share include unit sales of Chevrolets produced by GMIO. Revenue and associated costs of these unit sales are reported by GMIO

Q3 2010 GME Net Revenue 12 Production (000’s) 305 331 286 ($B)

3.0
2.0
1.0
0.0
(1.0)
(0.5)
(0.2)
(0.6)
Q1 2010
Q2 2010
Q3 2010

Q3 2010 GME Earnings Before Interest & Taxes 13 ($B)

(0.2)
(0.2)
0.0
0.0
(0.2)
(0.6)
Volume/Mix
Price
Cost
Other

GME EBIT – Q2 2010 vs. Q3 2010 ($B) Q2 2010 EBIT Q3 2010 EBIT $0.4B Reduction 14

1,200
800
400
0
1,031
996
1,014
624
586
567
407
410
447
Q1 2010
Q2 2010
Q3 2010

Q3 2010 GMIO Deliveries 15 (000’s) GMIO Share 10.2% 10.3% 10.3% China Share 13.3% 13.1% 13.6% Brazil Share 19.9% 18.4% 18.3% India Share 4.2% 4.0% 3.0% China GMIO Excl. China

Q3 2010 GMIO Net Revenue 16 ($B) Production (000’s) Fully Consolidated 458 498 480 Joint Venture 654 697 631 Total 1,112 1,195 1,111

3.0
2.0
1.0
0.0
(1.0)
0.4
0.8
0.4
0.3
0.3
0.3
Q1 2010
Q2 2010
Q3 2010

Q3 2010 GMIO Earnings Before Interest & Taxes 17 ($B) 1.2 0.7 0.6 Equity Income Inc. Before Int/Tax/Equity

0.7
0.0
0.0
0.0
(0.1)
0.6
Volume/Mix
Price
Cost
Other

GMIO EBIT - Q2 2010 vs. Q3 2010 ($B) Q2 2010 EBIT Q3 2010 EBIT 18 $0.1B Reduction

Cash Flow

($B) Q2 2010 Q3 2010
Net Income Attr. Common
Stockholders
1.3 2.0
Add-back Non-Controlling
Interests & Preferred Dividends
0.3 0.2
Net Income 1.6 2.2
Depreciation / Amortization 1.7 1.7
Working Capital 0.1 (0.5)
Pension / OPEB & Other 0.5 (0.8)
Net cash provided/(used)
operating activities
3.9 2.6
Capital Expenditures (1.1) (1.2)
Free Cash Flow 2.8 1.4

Key Balance Sheet Items
($B)
June 30
2010
Sept. 30
2010
Cash & marketable securities * 32.5 34.5
Available Credit Facilities
1.1 1.3
Available Liquidity *
33.6 35.8
Key Obligations:
Debt 8.2 8.6
Preferred Stock 7.0 7.0
Underfunded Pensions 26.4 29.4
Underfunded OPEB 9.3 9.4

*    Includes Canadian HC Trust Restricted Cash

Q4 Outlook
• Expect Q4 EBIT to remain positive, but at a significantly
lower run-rate than each of first three quarters
– Different production mix
– New vehicle launch costs
– Increased engineering expense in support of future
products
• $0.7B non-cash charge associated with purchase of
Series A Preferred Stock held by United States
Department of Treasury

Q3 Key Messages
• Three straight quarters of profitability and positive cash flow
• Expect to post solidly profitable results for CY 2010
• Company continues to deliver on major business
objectives
– Product launches
– Cost discipline
– European restructuring
– Strengthening balance sheet

General Motors Company Select Supplemental Financial Information

Operating Income Walk to EBIT- Adj
S1
($B)
Q1
2010
Q2
2010
Q3
2010
Operating Income 1.2 1.8 1.9
Equity Income 0.4 0.4 0.4
Non-Controlling Interests (0.1) (0.1) (0.1)
Non-Operating Income/(Expense) 0.3 (0.1) 0.1
Earnings Before Interest & Taxes 1.8 2.0 2.3
Less Adjustments 0.1 0.0 0.0
EBIT- Adj. 1.7 2.0 2.3

Detail of Adjustments S2 ($B) Q1 2010 Q2 2010 Q3 2010 Earnings Before Interest & Taxes (EBIT) 1.8 2.0 2.3 Less Adjustments - Gain on Saab Sale 0.1 Total Adjustments 0.1 0.0 0.0 EBIT – Adj. 1.7 2.0 2.3

Restructuring Excluded From Adjustments
S3
($B)
Q1
2010
Q2
2010
Q3
2010
GMNA – Dealer Related
0.0 0.0 0.0
GMNA – Non-Dealer Related
0.1 0.0 0.0
Total GMNA 0.1 0.0 0.0
Total GME
(0.3) (0.2) (0.1)
Total GMIO
0.0 0.0 0.0
Total (0.2) (0.2) (0.1)